UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): APRIL 20, 2005



                                MAF BANCORP, INC.
             (Exact name of registrant as specified in its charter)

                          -----------------------------



               DELAWARE                                 0-18121                              36-3664868
    (State or other jurisdiction of            (Commission File Number)         (I.R.S. Employer Identification No.)
            Incorporation)

      55TH STREET & HOLMES AVENUE                                                               60514
       CLARENDON HILLS, ILLINOIS                                                             (Zip Code)
    (Address of principal executive
               offices)
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        Registrant's telephone number, including area code (630) 325-7300





                                 NOT APPLICABLE
           (Former name or former address, if changed since last year)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

         [  ]     Written communications pursuant to Rule 425 under the
                  Securities Act (17 CFR 230.425)

         [  ]     Soliciting material pursuant to Rule 14a-12 under the
                  Exchange Act (17 CFR 240.14a-12)

         [  ]     Pre-commencement communications pursuant to Rule 14d-2(b)
                  under the Exchange Act (17 CFR 240.14d-2(b))

         [  ]     Pre-commencement communications pursuant to Rule 13e-4(c)
                  under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.
----------  ----------------------------------------------

         Attached as Exhibit 99.1 is a copy of the press release issued by MAF
Bancorp, Inc. on April 20, 2005, announcing the corporation's financial results for the first quarter of 2005, which is incorporated herein by reference.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                MAF BANCORP, INC.


                                By:  /s/ Jerry A. Weberling
                                   ---------------------------------------------
                                   Jerry A. Weberling
                                   Executive Vice President and
                                     Chief Financial Officer

Date:  April 20, 2005

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                                INDEX TO EXHIBITS
                                -----------------

Exhibit
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Exhibit 99.1 Press Release dated April 20, 2005.